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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACOUNTANTS
                    ----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Marcum Natural Gas Services, Inc. on Form S-3 of our report dated March 23, 1998 on the Eagle Research Corporation financial statements which report is included in the Marcum Natural Gas Services, Inc.'s Form 8-K/A as filed on July 16, 1998.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
August 7, 1998